Exhibit 10.1

                              MANAGEMENT AGREEMENT

         This Management Agreement (the "Agreement") is made as of the 1st day of July 2004 by and between Wahoo Funding, LLC., a Florida limited liability company (the "Company") and Genesis Capital Corporation of Nevada, Inc., a Nevada corporation ("Genesis").

                                    RECITALS:

         A. Genesis, by and through its officers, employees, agents, representatives and affiliates, has expertise in the areas of corporate management, finance, product strategy, investment, acquisitions and other matters relating to the business of the Company; and

         B. The Company desires to avail itself of the expertise of Genesis in the aforesaid areas, in which it acknowledges the expertise of Genesis.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions herein set forth, the parties hereto agree as follows:

         1. APPOINTMENT.

         The Company hereby appoints Genesis to render the advisory and consulting services described in Section 2 hereof for the term of this Agreement.

         2. SERVICES.

         (a)  During the term of this  Agreement,  Genesis  shall  render to the
Company,  by  and  through  such  of  Genesis'  officers,   employees,   agents,
representatives and affiliates as Genesis, in its sole discretion, shall designate from time to time, advisory, consulting and other services (the "Oversight Services") in relation to the operations of the Company, strategic planning, domestic and international marketing and financial oversight and including, without limitation, advisory and consulting services in relation to the selection, retention and supervision of independent auditors, the selection, retention and supervision of outside legal counsel, the selection, retention and supervision of investment bankers or other financial advisors or consultants and the structuring and implementation of equity participation plans, employee benefit plans and other incentive arrangements for certain key executives of the Company.

         (b) The parties hereto acknowledge that certain events will require Genesis to render services beyond the scope of activities which the parties contemplate as part of the Oversight Services and for which Genesis shall be entitled to additional compensation hereunder. It is expressly agreed that the Oversight Services shall not include Investment Banking Services. "Investment Banking Services" means investment banking, financial advisory or any other services rendered by Genesis to the Company in connection with (i) any acquisitions and divestitures by the Company or any of its subsidiaries, including, without limitation, the sale of substantially all of the assets of the Company, whether by a sale of assets, the equity interests of the Company,





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merger or otherwise,  and the  acquisition or sale of any subsidiary or division of the Company, or (ii) the public or private sale of debt or equity interests of the Company, or any of its affiliates or any similar financing transactions. The Oversight Services and the Investment Banking Services shall be referred to herein as the "Services."

         3. FEES.

         (a) In consideration of the performance of the Oversight Services contemplated by Section 2(a) hereof, the Company agrees to pay to Genesis an aggregate fee (the "Fee") for the period commencing on the date hereof and continuing until August 31, 2006 a total amount equal to $700,000, payable $350,000 on September 30, 2004 and $350,000 on or before September 30, 2005.

         (b) In consideration of any additional Investment Banking Services provided to the Company in connection with the events described in clauses (i) and (ii) of the definition of Investment Banking Services, Genesis shall be entitled to receive additional reasonable compensation as agreed upon by the parties hereto.

         4. OUT-OF-POCKET EXPENSES

         In addition to the compensation payable to Genesis pursuant to Section 3 hereof, the Company shall, at the direction of Genesis, pay directly, or reimburse Genesis for, its reasonable Out-of-Pocket Expenses. For the purposes of this Agreement, the term "Out-of-Pocket Expenses" shall mean the amounts actually paid by Genesis in cash in connection with its performance of the Services, including, without limitation, reasonable (i) fees and disbursements (including, underwriting fees) of any independent auditors, outside legal counsel, consultants, investment bankers, financial advisors and other independent professionals and organizations, (ii) costs of any outside services or independent contractors such as financial printers, couriers, business publications or similar services and (iii) transportation, per diem, telephone calls, word processing expenses or any similar expense not associated with its ordinary operations. All reimbursements for Out-of-Pocket Expenses shall be made promptly upon or as soon as practicable after presentation by Genesis to the Company of the statement in connection therewith.

         5. INDEMNIFICATION

         The Company will indemnify and hold harmless Genesis and its officers, employees, agents, representatives, members and affiliates (each being an "Indemnified Party") from and against any and all losses, costs, expenses, claims, damages and liabilities (the "Liabilities") to which such Indemnified Party may become subject under any applicable law, or any claim made by any third party, or otherwise, to the extent they relate to or arise out of the performance of the Services contemplated by this Agreement or the engagement of Genesis pursuant to, and the performance by Genesis of the Services contemplated by, this Agreement. The Company will reimburse any Indemnified Party for all reasonable costs and expenses (including reasonable attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim for which the Indemnified Party would be entitled to indemnification under the terms of the previous sentence, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party hereto, provided that, subject to the following sentence, the Company shall be entitled to assume the defense



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thereof at its own expense,  with counsel satisfactory to such Indemnified Party in its reasonable judgment. Any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense, and in any action, claim or proceeding in which the Company, on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the
Company's expense and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. The Company agrees that it will not, without the prior written consent of the applicable Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the applicable Indemnified Party and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. Provided that the Company is not in breach of its indemnification obligations hereunder, no Indemnified Party shall settle or compromise any claim subject to indemnification hereunder without the consent of the Company. The Company will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability, cost or expense is determined by a court, in a final judgment from which no further appeal may be taken, to have resulted solely from the gross negligence or willful misconduct of Genesis. If
an   Indemnified   Party  is  reimbursed   hereunder  for  any  expenses,   such
reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted solely from the gross negligence or willful misconduct of Genesis.

         6. TERMINATION

         This Agreement shall be in effect on the date hereof and shall continue until August 31, 2006, or such earlier time as the Company and Genesis may mutually agree. The provisions of Sections 5, 7 and 8 and otherwise as the context so requires shall survive the termination of this Agreement.

         7. OTHER ACTIVITIES

         Nothing herein shall in any way preclude Genesis or its officers, employees, agents, representatives, members or affiliates from engaging in any business activities or from performing services for its or their own account or for the account of others, including for companies that may be in competition with the business conducted by the Company.

         8. MISCELLANEOUS.

         (a) No amendment or waiver of any provision of this Agreement, or consent to any departure by either party from any such provision, shall be effective unless the same shall be in writing and signed by the parties to this Agreement, and, in any case, such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.






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         (b) This  Agreement and the rights of the parties  hereunder may not be assigned without the prior written consent of the parties hereto; provided, however, that Genesis may assign or transfer its duties or interests hereunder to a Genesis affiliate at the sole discretion of Genesis.

         (c) Any and all notices hereunder shall, in the absence of receipted hand delivery, be deemed duly given when mailed, if the same shall be sent by registered or certified mail, return receipt requested, and the mailing date shall be deemed the date from which all time periods pertaining to a date of notice shall run. Notices shall be addressed to the parties at the following addresses:

If to the Company:                  Wahoo Funding , LLC
                                    ====================================

If to Genesis:                      Genesis Capital Corporation of Nevada, Inc.
                                    ====================================

         (d) This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

         (e) This Agreement shall be governed by, and enforced in accordance with, the laws of the State of Nevada (excluding the choice of law principles thereof). The parties to this Agreement hereby agree to submit to the non-exclusive jurisdiction of the federal and state courts located in the state of Nevada in any action or proceeding arising out of or relating to this Agreement. This Agreement shall inure to the benefit of, and be binding upon, Genesis and the Company (including any present or future subsidiaries of the Company that are not signatories hereto), and their respective successors and assigns.

         (f) This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts. Each set of counterparts showing execution by all parties shall be deemed an original, and shall constitute one and the same instrument.

         (g) The waiver by any party of any breach of this Agreement shall not operate as or be construed to be a waiver by such party of any subsequent breach.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers or agents as set forth below.














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Wahoo Funding , LLC

By:
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Name:
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Title:
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Date:
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Genesis Capital Corporation of Nevada, Inc

By:
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Name:
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Title:
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Date:
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